----------------------------------------------------
COLONIAL MASSACHUSETTS TAX-EXEMPT FUND ANNUAL REPORT
----------------------------------------------------

January 31,1999

[graphic omitted]

                         ------------------------------
                           Not FDIC   May Lose Value
                           Insured    No Bank Guarantee
                         ------------------------------

                COLONIAL MASSACHUSETTS TAX-EXEMPT FUND HIGHLIGHTS

                       FEBRUARY 1, 1998 - JANUARY 31, 1999

PORTFOLIO MANAGER COMMENTARY: "Interest rate volatility, low nominal interest rates and a near-record level of supply created challenging conditions for tax-exempt investors. Despite these hurdles, the Fund was well positioned. We took advantage of declining interest rates and a strong Massachusetts economy, generating attractive performance relative to the Fund's Lipper peer group."(1)

                                                                 - Gary Swayze

               COLONIAL MASSACHUSETTS TAX-EXEMPT FUND PERFORMANCE

                                                CLASS A    CLASS B      CLASS C
--------------------------------------------------------------------------------
Inception dates                                 4/10/87     6/8/92     8/1/97
12-month distributions declared per share(2)     $0.528     $0.466     $0.491
--------------------------------------------------------------------------------
SEC yields on 1/31/99(3)                          3.50%      2.92%      3.22%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)                  6.16%      5.14%      5.67%
--------------------------------------------------------------------------------
12-month total returns, assuming reinvestment 6.25% 5.44% 5.76%(5) of all distributions and no sales charge or contingent deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/99              $8.06      $8.06      $8.06
--------------------------------------------------------------------------------


QUALITY BREAKDOWN(6) (as of 1/31/99)      TOP FIVE SECTORS(6) (as of 1/31/99)
------------------------------------      -----------------------------------

AAA ............................50.0%     State General Obligations ......16.5%
AA .............................13.4%     Water & Sewer ..................13.9%
A ..............................16.9%     Refunded/Escrowed ..............13.5%
BBB .............................7.1%     Education .......................9.2%
BB ..............................0.4%     Local General Obligations .......9.6%
Nonrated .......................10.0%
Short-Term Obligations ..........2.2%

(1) See complete Lipper rankings on page 3.
(2) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income and will be taxable when distributed.
(3) The 30-day SEC yields on January 31, 1999, reflect the portfolio's earning power, net of expenses, and are expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 2.92% for Class C shares.
(4) Taxable-equivalent SEC yields are based on the combined maximum effective 43.2% federal and Massachusetts income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.
(5) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent this waiver, performance results would have been lower.
(6) Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the annual report for Colonial Massachusetts Tax-Exempt Fund for the 12 months ended January 31, 1999.

The past 12 months were generally positive for bonds, although conditions varied considerably as domestic and international events affected all sectors of the bond market. Despite some economic uncertainty early in the year, the economy continued to grow and inflation remained low, creating a positive climate for bonds.

International events played a role in the strong U.S. bond market. The economic turmoil in Asia that began in 1997 gradually spread to other less-developed markets, most notably Russia and Latin America. During pockets of increased volatility, investors around the world sought the relative quality and stability of U.S. Treasury bonds. Although demand for safety made Treasurys the bond market's biggest winner, municipal bonds also benefited.

Colonial's disciplined bond fund management style and long-term investment orientation served shareholders well during this volatile period, helping the Fund outperform the majority of its peers over the past 12 months.(1) For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial Massachusetts Tax-Exempt Fund may provide an attractive option.

The Portfolio Manager Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Massachusetts Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
March 11, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Massachusetts Tax-Exempt Municipal Fund universe. The Fund (Class A shares) ranked in the first quartile for one year (5 out of 57 funds), in the first quartile for five years (3 out of 30 funds) and in the first quartile for ten years (4 out of 16 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance does not guarantee future results.
    Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                            PORTFOLIO MANAGER REPORT

GARY SWAYZE is portfolio manager of Colonial Massachusetts Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.

TAX-EXEMPT MARKET GENERATED MODEST GAINS
The period began on a positive note, with the U.S. economy strong and no clear signs of inflation. Throughout the year a series of international crises were manifested domestically, affecting both stock and bond prices. Instability in Asia, Russia and Latin America contributed to an increase in the U.S. trade deficit and concerns about corporate profitability. This fall, the Federal Reserve Board lowered short-term interest rates three times in an effort to renew investor confidence. Sentiment about how these events might impact the U.S. economy in the long run shifted throughout the period, taking fixed-income investors on a roller coaster ride through much of the year. Overall, bond prices rose during the period.

Like the broader bond market, municipal bond prices were affected by global events and interest rate volatility. In addition, the tax-exempt market experienced a near-record level of issuance in 1998, as issuers took advantage of lower interest rates to refinance existing debt and to finance new projects. At times, the market found it difficult to absorb this supply.

FUND'S PERFORMANCE REFLECTS INVESTMENT STRATEGY
For the 12-month period, the Fund generated a total return of 6.25% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 5.52% for the same time period. We attribute this performance to the Fund's investment strategy.

Our forecast for modest economic growth and low inflation led us to believe that interest rates would decline. Since bond prices tend to rise when interest rates fall, we emphasized bonds with a higher sensitivity to interest rate changes for most of the year. These included noncallable bonds, which cannot be refinanced at a lower rate of interest prior to maturity. The longer life span of these bonds increases their sensitivity to changes in interest rates, often producing attractive price gains when interest rates decline.

In the final months of the year, we targeted purchases in intermediate maturity bonds with premium coupons, which were available at attractive prices. We believe they offered relative value to investors and positioned the Fund well for the market environment. We will continue to actively manage the portfolio in search of other relative value opportunities.

MASSACHUSETTS ECONOMY LEADS THE NEW ENGLAND REGION
Massachusetts is the fastest-growing state in New England, as measured by personal income, employment and gross state product. Robust growth in the high technology, financial services and software development sectors has all but erased memories of the recession that gripped the Commonwealth in 1990-1991. Since that time, job creation has accelerated to a record level, unemployment has declined from 9.1% to 3.1%, and personal income growth has increased to the second highest in the nation. These positive developments have translated into solid gains in income and sales tax revenues, enhancing the Commonwealth's budget surplus. During the past year, the Commonwealth's economy earned its first appearance on the "Development Report Card for the States" honor roll, which recognized only seven states in 1998. Massachusetts was the only state in the Northeast and the only large industrial state to earn top ratings in the categories of economic performance, business vitality and development capacity.

POSITIVE OUTLOOK FOR MUNICIPAL MARKET CONDITIONS
Looking ahead, inflation should remain low, as we expect productivity gains and a worldwide surplus in manufacturing capacity to limit the potential for substantial price increases. In the municipal market, we expect positive supply and demand dynamics. We doubt total issuance will match 1998's near-record supply of $280 billion, partially because refinancing volume should slow down as many issuers have already refinanced. Overall, lower supply, combined with generally positive expectations for the economic environment should have a positive impact on municipal bond prices. However, as we end the eighth consecutive year of economic expansion in the U.S., we will watch for events and trends that could change our expectations and possibly lead us to alter our investment strategy.

       COLONIAL MASSACHUSETTS TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE VS.
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
                    Growth of $10,000 from 1/31/89 - 1/31/99

                                 Class A Shares
                              Based on NAV and POP

AS_OF_DATE                    NAV               POP             Lehman
Mar 31, 89                  $ 9,883           $ 9,413           $ 9,862
Jun 30, 89                   10,348             9,856            10,446
Sep 30, 89                   10,360             9,868            10,453
Dec 31, 89                   10,639            10,134            10,854
Mar 31, 90                   10,673            10,166            10,903
Jun 30, 90                   10,920            10,401            11,157
Sep 30, 90                   10,845            10,330            11,164
Dec 31, 90                   11,318            10,780            11,645
Mar 31, 91                   11,632            11,080            11,908
Jun 30, 91                   11,904            11,338            12,163
Sep 30, 91                   12,347            11,760            12,636
Dec 31, 91                   12,796            12,188            13,059
Mar 31, 92                   12,847            12,237            13,098
Jun 30, 92                   13,338            12,704            13,595
Sep 30, 92                   13,710            13,058            13,956
Dec 31, 92                   14,022            13,356            14,210
Mar 31, 93                   14,570            13,878            14,738
Jun 30, 93                   15,014            14,301            15,221
Sep 30, 93                   15,497            14,761            15,735
Dec 31, 93                   15,679            14,934            15,956
Mar 31, 94                   14,901            14,193            15,080
Jun 30, 94                   15,043            14,328            15,246
Sep 30, 94                   15,105            14,387            15,351
Dec 31, 94                   14,785            14,083            15,131
Mar 31, 95                   15,882            15,127            16,201
Jun 30, 95                   16,105            15,340            16,591
Sep 30, 95                   16,564            15,777            17,068
Dec 31, 95                   17,500            16,669            17,772
Mar 31, 96                   17,066            16,255            17,558
Jun 30, 96                   17,185            16,369            17,693
Sep 30, 96                   17,571            16,736            18,098
Dec 31, 96                   18,012            17,157            18,559
Mar 31, 97                   17,953            17,100            18,515
Jun 30, 97                   18,586            17,703            19,153
Sep 30, 97                   19,137            18,228            19,730
Dec 31, 97                   19,637            18,704            20,265
Mar 31, 98                   19,801            18,860            20,499
Jun 30, 98                   20,136            19,179            20,811
Sep 30, 98                   20,597            19,618            21,450
Dec 31, 98                   21,126            20,123            21,578
Jan 31, 99                   21,053            20,053            21,835

                 GROWTH OF A $10,000 INVESTMENT MADE ON 1/31/89
                                  As of 1/31/99

--------------------------------------------------------------------------------
       Class A                        Class B                        Class C
   NAV        POP              NAV        w/CDSC               NAV       w/CDSC
--------------------------------------------------------------------------------

$21,053     $20,053          $20,040      $20,040            $20,909    $20,909
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 1/31/99

--------------------------------------------------------------------------------
                    CLASS A               CLASS B                 CLASS C
INCEPTION           4/10/87               6/8/92                  8/1/97
                 NAV        POP        NAV      w/CDSC         NAV      w/CDSC
--------------------------------------------------------------------------------
1 YEAR          6.25%      1.20%       5.44%      0.46%        5.76%      4.76%
--------------------------------------------------------------------------------
5 YEARS         5.82       4.79        5.02       4.70         5.67       5.67
--------------------------------------------------------------------------------
10 YEARS        7.73       7.21        7.20       7.20         7.65       7.65
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1999 (IN THOUSANDS)

MUNICIPAL BONDS - 97.0%                                                 PAR          VALUE
-------------------------------------------------------------------------------------------
 EDUCATION - 12.3%
  EDUCATION - 9.2%
  State College Building Authority,
   Southeastern University,
   Series 1995 A,
                               5.750%       5/1/16                   $1,250       $  1,349
  State HEFA Brandeis University,
                               4.750%      10/1/18                    2,000          1,970
  State Health & Educational
   Facilities Authority:
   Amherst College, Series E,
                               6.800%      11/1/21                      500            553
   Bentley College, Series 1998 J,
                               5.000%       7/1/23                    1,550          1,543
   Community Colleges Program, Series A,
                               6.600%      10/1/22                    1,250          1,406
   Harvard University, Series N,
                               6.250%      4/1/20(a)                  2,250          2,694
   Northeastern University, Series 1998 G,
                               5.000%      10/1/22                    3,840          3,824
   Stonehill College, Series 1998 G,
                               5.250%       7/1/28                    1,000          1,023
  State Industrial Finance Agency:
   Babson College,
   Series 1992 A,
                               6.375%      10/1/09                    1,000          1,117
   Cambridge Friends School,
   Series 1998,
                               5.750%       9/1/18                    1,000          1,034
   Concord Academy
   Series 1997,
                               5.500%       9/1/27                    1,250          1,274
   Emerson College,
   Series 1991 A,
                               8.900%       1/1/18                      500            542
   St John's High School,
   Series 1998,
                               5.700%       6/1/18                    1,000          1,050
   Tabor Academy,
   Series 1998,
                               5.400%      12/1/18                    1,000          1,019
   Wentworth Institute of Technology,
   Series 1998,
                               5.750%      10/1/28                    1,650          1,715
                                                                                  --------
                                                                                    22,113
                                                                                  --------
  STUDENT LOANS - 3.1%
  New England Educational Loan Marketing
   Corp., Student Loan, Series 1993-A,
                               5.700%       7/1/05                    5,000          5,356
  State Educational Financing Authority,
   Issue E,
                               5.650%       7/1/10                    2,000          2,183
                                                                                  --------
                                                                                     7,539
                                                                                  --------

 .............................................................................................
 HEALTHCARE - 14.3%
  HOSPITALS - 9.0%
    MA Health Cape Cod Healthcare Group,
                               5.450%      11/15/23                   1,000            997
    MA HEFA Central N.E. Health,
                               5.500%       8/1/14                    1,255          1,335
    State Health & Educational
     Facilities Authority:
     Berkshire Health System, Series C,
                               6.000%      10/1/20                    1,000          1,038
     Catholic Health East, Series 1998 B,
                               5.000%      11/15/28                   1,000            991
     Children's Hospital, Series E,
                               6.200%      10/1/16                    2,000          2,170
     Dana-Farber Cancer Institute:
      Series 1995 G1,
                               5.500%      12/1/27                    5,000          5,126
      Series C,
                               6.650%      12/1/15                      250            271
     Milford-Whitinsville Regional Hospital, Series C,
                               5.375%      7/15/28                      500            486
     Newton-Wellesley Hospital, Series 1997 G,
                               6.000%       7/1/12                    1,000          1,129
     Spaulding Rehabilitation Hospital, Series A,
                               7.625%       7/1/21                      400            409
     University Hospital, Series C,
                               7.250%       7/1/19                    1,000          1,076
     Youville House Project,
                               5.950%      2/15/17                      500            540
    State Industrial Finance Agency,
     Massachusetts Biomedical:
      Series A-2,
                                (b)         8/1/08                    2,000          1,330
      Series 1989 A2,
                                (b)         8/1/10                    8,000          4,773
                                                                                  --------
                                                                                    21,671
                                                                                  --------
  INTERMEDIATE CARE FACILITIES - 0.6
  Development New England Center for Children,
                               5.875%      11/1/18                    1,000          1,030
   State Health & Educational
    Facilities Authority,
    Corp. for Independent Living,
                               8.100%       7/1/18                      290            327
                                                                                  --------
                                                                                     1,357
                                                                                  --------
  LIFECARE - 0.4%
  State Industrial Finance Agency,
   Reeds Landing Project,
                               7.750%      10/1/00                    1,000          1,016
                                                                                  --------
  NURSING HOMES - 4.3%
  Boston,
   St. Joseph Nursing Care Center, Inc.,
   Series 1990,
                              10.000%      1/1/20(c)                    480            513
  State Health & Educational
   Facilities Authority,
   Deutsches Altenheim, Inc., Series A,
                               7.700%      11/1/31                      955          1,013
  State Industrial Finance Agency:
   American Health Foundation, Inc.,
   Series 1989,
                              10.125%      3/1/19(d)                  1,740          1,305
   Belmont Home Care,
   Series 1995 A,
                               9.270%       1/1/25                    2,000          2,325
   Chelsea Jewish Nursing Home, Series A,
                               6.500%       8/1/37                    1,000          1,127
   GF/Massachusetts, Inc.,
   Series 1994,
                               8.300%       7/1/23                    2,415          2,711
   Seacoast Nursing Home,
   Series 1991,
                               9.625%      12/1/21                    1,285          1,457
                                                                                  --------
                                                                                    10,451
                                                                                  --------

 .............................................................................................
 HOUSING - 4.0%
  ASSISTED LIVING/SENIOR - 0.5%
   Boston Industrial Development
    Finance Authority,
    Springhouse, Inc., Series 1988,
                               5.875%       7/1/18                    1,200          1,205
                                                                                  --------
  MULTI-FAMILY - 2.1%
   Boston-Mount Pleasant
    Development Corp.,
    Series A,
                               6.750%       8/1/23                    1,630          1,737
  State Housing Finance Agency:
   Series 1990 A,
                               8.150%       2/1/29                      135            142
   Series 1992 C,
                               6.875%      11/15/11                   3,000          3,272
                                                                                  --------
                                                                                     5,151
                                                                                  --------
  SINGLE FAMILY - 1.4%
  State Housing Finance Agency:
   Series 13,
                               7.950%       6/1/23                      295            309
   Series 18,
                               7.350%      12/1/16                    1,000          1,055
   Series 1997 57,
                               5.600%       6/1/30                    1,975          2,033
                                                                                  --------
                                                                                     3,397
                                                                                  --------

 ..........................................................................................
 OTHER - 13.4%
  REFUNDED/ESCROWED (e)
  Boston,
   Series 1992 A,
                               6.500%      7/1/12(a)                  4,340          4,838
  Holyoke,
   School Project Loan,
                               7.650%       8/1/09                      500            560
   Lynn,
                               7.850%      1/15/11                    1,000          1,158
   Mansfield,
                               6.700%      1/15/11                    1,000          1,109
  State Health & Educational
   Facilities Authority:
   Berklee College of Music, Series C,
                               6.875%      10/1/21                    1,000          1,108
   Charlton Memorial Hospital, Series B:
                               7.250%       7/1/07                      500            553
                               7.250%       7/1/13                      500            554
   Cooley Dickinson Hospital, Series A,
                               7.125%      11/15/18                   1,810          2,067
   Deaconess Hospital,
                               7.200%       4/1/22                    2,500          2,746
   Fairview Extended Care Service, Inc., Series A,
                              10.250%       1/1/21                      500            577
   Lowell General Hospital, Series 1991 A,
                               8.400%       6/1/11                      500            564
   The Medical Center of Central MA, Series A,
                               7.000%       7/1/12                    1,000          1,102
   Winchester Hospital, Series C,
                               7.550%       7/1/11                      500            556
   Worcester Polytechnic Institute, Series E:
                               6.625%       9/1/17                      500            560
                               6.750%       9/1/11                      500            564
   State Industrial Finance Agency,
    Mary Ann Morse Nursing Home, Inc.:
    Series 1990,
                               9.000%      10/1/20                      470            522
    Series 1991 I,
                              10.000%       1/1/21                      925          1,063
   PR Commonwealth of Puerto Rico,
    Series 1994,
                               6.500%       7/1/23                    5,000          5,773
   State Commonwealth GO,
    Series 1991 C,
                               6.500%       8/1/11                      800            875
   State Turnpike Authority,
    Series 1993 A,
                               5.000%       1/1/20                    5,000          5,138
   University of Massachusetts
    Building Authority,
    Series 1976 A,
                               7.500%       5/1/11                       95            115
   VI Virgin Islands Public Finance
    Authority,
    Series 1992 A,
                               7.000%      10/1/02                      250            280
                                                                                  --------
                                                                                    32,382
                                                                                  --------

 .............................................................................................
 OTHER REVENUE - 1.1%
  INDUSTRIAL - 0.7%
  State Industrial Finance Agency,
   House of Bianchi, Inc.,
                               8.750%       6/1/18                    1,700          1,760
                                                                                  --------
   Recreation - 0.4%
   YMCA,
                               5.450%      11/1/28                    1,000          1,000
                                                                                  --------

 ..........................................................................................
 RESOURCE RECOVERY - 3.2%
   DISPOSAL - 1.8%
   Boston Industrial Development
    Finance Authority,
    Jet-A-Way, Inc.,
                              10.500%       1/1/11                      200            222
  Massachusetts Environmental Services,
    Series 1994 A,
                               8.750%      11/1/21 (d)                2,935          2,348
  State Industrial Finance Agency,
    Peabody Monofill Associates, Inc.,
    Series 1995,
                               9.000%       9/1/05                    1,705          1,888
                                                                                  --------
                                                                                     4,458
                                                                                  --------
  RESOURCE RECOVERY - 1.4%
  Agawam,
   Springfield Resource Recovery Project,
   Series 1986,
                               8.500%      12/1/08                      445            451
  MA IFA Ogden Haverhill Project:
                               5.500%      12/1/19                    1,000          1,001
                               5.600%      12/1/19                    2,000          2,019
                                                                                  --------
                                                                                     3,471
                                                                                  --------

 ..........................................................................................
 TAX-BACKED - 29.9%
  LOCAL APPROPRIATED - 0.5%
   Plymouth County,
   Plymouth County Correctional Facility,
   Series A,
                               7.000%       4/1/22                    1,000          1,115
                                                                                  --------
  LOCAL GENERAL OBLIGATIONS - 9.1%
  Amherst-Pelham Regional School District,
  Series 1998,
                               5.500%      5/15/13                    1,300          1,402
  Boston,
   Series 1998 C,
                               4.250%      11/1/18                    4,000          3,708
  Frontier Regional School District,
   Series 1998,
                               5.500%      6/15/14                    1,500          1,624
  Holyoke,
   Series 1996 A,
                               6.000%      6/15/07(a)                 1,345          1,521
  Lowell,
                               8.400%      1/15/09                    1,000          1,114
  Malden,
                               4.500%      10/1/18                    5,410          5,178
  Nantucket,
   Series 1991,
                               6.800%      12/1/11                    2,675          2,969
  Norton,
                               5.125%      10/1/16                    1,285          1,329
  Southern Berkshire Regional
   School District,
                               7.000%      4/15/11                      500            566
  Swansea,
   School Project Loan:
                               6.800%      1/15/09                      250            278
                               6.800%      1/15/10                      125            139
                               6.800%      1/15/11                      210            233
  Weymouth,
   Series 1992:
                               6.700%      6/15/09                      200            219
                               6.700%      6/15/10                      200            218
                               6.700%      6/15/11                      155            169
                               6.700%      6/15/12                      140            153
  Worcester,
   Series C,
                               5.750%      10/1/13                    1,000          1,096
                                                                                  --------
                                                                                    21,916
                                                                                  --------
  SPECIAL NON-PROPERTY TAX - 2.0%
  Martha's Vineyard Land Bank,
   Series 1998,
                               5.125%       5/1/18                    1,265          1,292
  PR Commonwealth of Puerto Rico
   Highway & Transportation Authority:
   Series W,
                               5.500%       7/1/09                      660            744
   Series 1996 Z,
                               6.250%       7/1/05                    1,500          1,714
  State,
   Series A,
                               5.500%       6/1/13                    1,000          1,114
                                                                                  --------
                                                                                     4,864
                                                                                  --------
  STATE APPROPRIATED - 1.9%
  Massachusetts Bay Transportation
   Authority,
   Series 1988,
                               7.750%      1/15/06                      250            291
  PR Commonwealth of Puerto Rico
   Public Buildings Authority,
   Series 1993 M:
                               5.600%       7/1/08                    1,500          1,699
                               5.700%       7/1/16                    2,000          2,116
  University of Massachusetts
   Building Authority,
   Series 1991 A,
                               7.200%       5/1/04                      400            456
                                                                                  --------
                                                                                     4,562
                                                                                  --------
  STATE GENERAL OBLIGATIONS - 16.4%
  Massachusetts Bay Transportation
   Authority:
   Series D,
                               5.750%       3/1/13                    2,000          2,259
   Series 1991 A,
                               7.000%       3/1/21                    1,500          1,895
   Series 1992 B,
                               6.200%       3/1/16                    3,700          4,371
   Series 1994 A:
                               7.000%       3/1/14                    1,250          1,586
                               7.000%       3/1/10                    5,000          6,211
                               7.000%       3/1/11                    4,270          5,357
  State College Building Authority,
   Series 1994 A,
                               7.500%       5/1/14                    1,825          2,397
  State:
   Series B,
                               7.000%       7/1/09                    4,385          5,467
   Series 1992 B,
                               6.500%       8/1/08                    1,000          1,191
   Series 1991 B,
                               6.500%       8/1/11                      860            931
   Series 1997 B,
                               5.125%       6/1/12 (a)                2,000          2,123
   Series A,
                               5.750%       8/1/08                    3,000          3,422
   Series 1991 C,
                               6.500%       8/1/11                      450            487
  PR Commonwealth,
                               5.250%       7/1/18                    1,750          1,853
                                                                                  --------
                                                                                    39,550
                                                                                  --------

 ..........................................................................................
 TRANSPORTATION - 2.6%
  AIRPORT - 0.9%
  State Port Authority,
   Series 1998 A,
                               5.500%       7/1/16                    2,000          2,138
                                                                                  --------
  TOLL FACILITIES - 1.0%
  State Turnpike Authority,
   Series C,
                              (b)           1/1/18                    5,825          2,301
                                                                                  --------
  TRANSPORTATION - 0.7%
  St. Grant Anticipatory Note,
                              (b)          6/15/12                    3,145          1,718
                                                                                  --------

-------------------------------------------------------------------------------------------
 UTILITY - 16.2%
  INVESTOR OWNED - 0.7%
  State Industrial Finance Agency,
   Nantucket Electric Co.,
   Series 1996 A,
                               6.750%      7/1/05(a)                  1,400          1,612
                                                                                  --------
  JOINT POWER AUTHORITY - 0.9%
  State Municipal Wholesale
   Electric Co.,
   Series 1994 A,  IFRN (variable rate),
                               6.302%       7/1/16                    2,000          2,065
                                                                                  --------
  MUNICIPAL ELECTRIC - 0.8%
  PR Commonwealth of Puerto Rico
   Electric Power Authority,
   Series 1995 Y,
                               7.000%      7/1/07(a)                  1,500          1,826
                                                                                  --------
  WATER & SEWER - 13.8%
  Boston Water & Sewer Commission:
   Series 1992 A,
                               5.750%      11/1/13                    1,000          1,127
   Series 1993 A,
                               5.250%      11/1/19                    4,750          5,026
  State Water Pollution Abatement Trust,
   New Bedford Loan Program,
   Series 1996 A,
                               6.000%       2/1/06                    1,000          1,127
  State Water Pollution Authority:
                               4.750%       2/1/21                    1,500          1,452
                               5.250%       2/1/12                    1,000          1,082
  State Water Resources Authority:
   Series 1992 A:
                               6.500%      7/15/09                    2,000          2,384
                               6.500%      7/15/19                    5,000          5,991
   Series 1993 C:
                               5.250%      12/1/15                    2,750          2,941
                               5.250%      12/1/15                    1,000          1,079
                               5.250%      12/1/20                    5,025          5,089
   Series 1995 B,
                               6.250%      12/1/13(a)                 5,000          5,994
                                                                                  --------
                                                                                    33,292
                                                                                  --------

TOTAL MUNICIPAL BONDS (cost of $212,790) (f)                                       233,930
                                                                                  --------

SHORT-TERM OBLIGATIONS - 2.2%
---------------------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES (g)
  CA Irvine Improvement Bond Act of 1915:
   Series 1997,
                               3.000%       9/2/22                      100            100
   Series 1998,
                               3.000%       9/2/23                    1,200          1,200
  CA Irvine Ranch Water District,
                               3.000%       1/1/21                      800            800
  FL Pinellas County Health Facilities
   Authority,
   Series 1985,
                               3.250%      12/1/15                      200            200
  IN Indiana Health Facilities  Financing Authority,
                               2.700%      12/1/17                      200            200
  IN Indiana State Hospital Equipment Finance
   Authority, Series A,
                               2.750%      12/1/15                      900            900
  MA State Health & Educational
   Facilities Authority,
   Series 1985 D,
                               3.200%       1/1/35                    1,200          1,200
  NM Farmington,
   Arizona Public Service Co.,
   Four Corners Project, Series 1994 B,
                               3.150%       9/1/24                      200            200
  NY Long Island Power Authority,
   Sub-Series 1998 5,
                               3.150%       5/1/33                      200            200
  NY New York City Municipal Water
   Finance Authority,
   Series 1995 A,
                               3.250%      6/15/25                      100            100
  NY New York City, General Obligation,
   Series B,
                               3.300%      10/1/22                      100            100
                                                                                  --------

TOTAL SHORT-TERM OBLIGATIONS                                                         5,200
                                                                                  --------

OTHER ASSETS & LIABILITIES, NET - 0.8%                                               1,985
-------------------------------------------------------------------------------------------

NET ASSETS - 100%                                                                 $241,115
                                                                                  --------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $9,213, are being used to collateralize open futures contracts.
(b) Zero coupon bond.
(c) This is a restricted security which was acquired on April 2, 1990 at a cost of $480.
    This security represents 0.2% of the Fund's net assets as of January 31, 1999.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) The Fund has been informed that each issuer has placed direct obligations of the U.S.
    Government in an irrevocable trust, solely for the payment of the interest and principal.
(f) Cost for federal income tax purposes is $212,833.
(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1999.


   Futures contracts open at January 31, 1999:

                            Par value                                          Unrealized
                           covered by              Expiration                  appreciation
        Type                contracts                Month                     at 01/31/99
   ----------------------------------------------------------------------------------------
    Treasury Bond            $ 6,500                 March                        $ 41


                   Acronym                                                Name
                   -------                                                ----
                    IFRN                                       Inverse Floating Rate Note


See notes to financial statements.

                               STATEMENT OF ASSETS & LIABILITIES
                                        JANUARY 31, 1999

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $212,790)                                                  $233,930
Short-term obligations                                                                   5,200
                                                                                      --------
                                                                                       239,130
Receivable for:
  Interest                                                          $2,612
  Investments sold                                                   2,304
  Fund shares sold                                                     102
  Variation margin on futures                                           12
Other                                                                   94               5,124
                                                                    ------            --------
    Total Assets                                                                       244,254

LIABILITIES
Payable for:
  Investments purchased                                              2,375
  Fund shares repurchased                                              421
  Distributions                                                        304
Accrued:
   Deferred Trustees fees                                                6
Other                                                                   33
                                                                    ------
    Total Liabilities                                                                    3,139
                                                                                      --------

NET ASSETS                                                                            $241,115
                                                                                      --------

Net asset value & redemption price per share -
Class A ($180,628/22,405)                                                             $   8.06(a)
                                                                                      --------
Maximum offering price per share - Class A
($8.06/0.9525)                                                                        $   8.46(b)
                                                                                      --------
Net asset value & offering price per share -
Class B ($59,789/7,416)                                                               $   8.06(a)
                                                                                      --------
Net asset value & offering price per share -
Class C ($698/87)                                                                     $   8.06(a)
                                                                                      --------

COMPOSITION OF NET ASSETS
Capital paid in                                                                       $220,103
Overdistributed net investment income                                                     (274)
Accumulated net realized gain                                                              105
Net unrealized appreciation on:
   Investments                                                                          21,140
   Open futures contracts                                                                   41
                                                                                      --------
                                                                                      $241,115
                                                                                      --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

 See notes to financial statements.

                                STATEMENT OF OPERATIONS
                          FOR THE YEAR ENDED JANUARY 31, 1999

(in thousands)
INVESTMENT INCOME
Interest                                                                       $13,399

EXPENSES
Management fee                                                $1,197
Service fee                                                      396
Distribution fee - Class B                                       445
Distribution fee - Class C                                         3
Transfer agent                                                   341
Bookkeeping fee                                                   93
Trustees fee                                                      13
Custodian fee                                                      1
Audit fee                                                         22
Legal fee                                                         52
Registration fee                                                  12
Reports to shareholders                                            9
Other                                                             20
                                                              ------
                                                               2,604
Fees waived by the Distributor - Class C                          (1)            2,603
                                                              ------           -------
         Net Investment Income                                                  10,796
                                                                               -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                                  3,918
  Closed futures contracts                                       476
                                                              ------
      Net Realized Gain                                                          4,394
Net change in unrealized depreciation
 during the period on:
  Investments                                                 (1,102)
  Open futures contracts                                         (17)
                                                              ------
      Net Change in Unrealized Depreciation                                     (1,119)
                                                                               -------
         Net Gain                                                                3,275
                                                                               -------
Increase in Net Assets from Operations                                         $14,071
                                                                               -------

See notes to financial statements.

                                 STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                                               Year ended January 31
                                                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS                                           1999             1998(a)
Operations:
Net investment income                                                     $ 10,796          $ 11,710
Net realized gain                                                            4,394             3,978
Net unrealized appreciation (depreciation)                                  (1,119)            6,779
                                                                          --------          --------
    Net Increase from Operations                                            14,071            22,467
Distributions:
From net investment income - Class A                                        (8,432)           (9,280)
In excess of net investment income - Class A                                  (306)              (69)
From net realized gains - Class A                                           (2,967)           (1,262)
In excess of net realized gains - Class A                                      (64)             --
From net investment income - Class B                                        (2,343)           (2,595)
In excess of net investment income - Class B                                   (85)              (19)
From net realized gains - Class B                                             (982)             (413)
In excess of net realized gains - Class B                                      (21)             --
From net investment income - Class C                                           (20)               (4)
In excess of net investment income - Class C                                    (1)              (b)
From net realized gains - Class C                                              (11)               (2)
In excess of net realized gains - Class C                                      (b)              --
                                                                          --------          --------
                                                                            (1,161)            8,823
                                                                          --------          --------
Fund Share Transactions:
Receipts for shares sold - Class A                                          14,603            11,290
Value of distributions reinvested - Class A                                  7,028             5,823
Cost of shares repurchased - Class A                                       (22,846)          (25,244)
                                                                          --------          --------
                                                                            (1,215)           (8,131)
                                                                          --------          --------
Receipts for shares sold - Class B                                           6,777             5,337
Value of distributions reinvested - Class B                                  2,230             1,809
Cost of shares repurchased - Class B                                        (8,094)           (9,319)
                                                                          --------          --------
                                                                               913            (2,173)
                                                                          --------          --------
Receipts for shares sold - Class C                                             478               200
Value of distributions reinvested - Class C                                     21                 4
Cost of shares repurchased - Class C                                            (8)              (b)
                                                                          --------          --------
                                                                               491               204
                                                                          --------          --------
    Net Increase (Decrease) from Fund Share Transactions                       189           (10,100)
                                                                          --------          --------
       Total Decrease                                                         (972)           (1,277)
NET ASSETS
Beginning of period                                                        242,087           243,364
                                                                          --------          --------
End of period (net of overdistributed net investment
  income of $274 and $28, respectively)                                   $241,115          $242,087
                                                                          --------          --------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one. Statement of Changes continued on following page.

See notes to financial statements.

                             STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                                             Year ended January 31
                                                                          --------------------------
                                                                              1999           1998(a)
(in thousands)
NUMBER OF FUND SHARES
Sold - Class A                                                               1,815             1,430
Issued for distributions reinvested - Class A                                  875               733
Repurchased - Class A                                                       (2,837)           (3,198)
                                                                          --------          --------
                                                                              (147)           (1,035)
                                                                          --------          --------
Sold - Class B                                                                 840               674
Issued for distributions reinvested - Class B                                  278               228
Repurchased - Class B                                                       (1,004)           (1,174)
                                                                          --------          --------
                                                                               114              (272)
                                                                          --------          --------
Sold - Class C                                                                  59                25
Issued for distributions reinvested - Class C                                    3                 1
Repurchased - Class C                                                           (1)               (b)
                                                                          --------          --------
                                                                                61                26
                                                                          --------          --------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one. Statement of Changes continued on following page.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1999

NOTE 1. ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: Colonial Massachusetts Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and Massachusetts state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

                   Average Net Assets              Annual Fee Rate
                   ------------------              ---------------
                    First $2 billion                    0.50%
                    Over $2 billion                     0.45%

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended January 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $33,637 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $113,679, and $80 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive, until further notice, a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                     Valuation of shares                            Annual
                 outstanding on the 20th of                          Fee
                each month which were issued                         Rate
                ----------------------------                         ----
                 Prior to November 30, 1994                         0.10%
                On or after December 1, 1994                        0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

For the year ended January 31, 1999, the Fund's total expenses as defined above did not exceed the 0.75% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $7,455 of custodian fees were reduced by balance credits applied during the year ended January 31, 1999. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended January 31, 1999, purchases and sales of investments, other than short-term obligations were $48,658,813 and $51,285,711, respectively.

Unrealized appreciation (depreciation) at January 31, 1999, based on cost of investments for federal income tax purposes was:

    Gross unrealized appreciation                      $22,138,285
    Gross unrealized depreciation                       (1,041,239)
                                                       -----------
    Net unrealized appreciation                        $21,097,046
                                                       -----------

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1999.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
 ................................................................................
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 29,757,229 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                                      AUTHORITY
                                                     FOR              WITHHELD
                                                     ---              --------
To Elect a Board of Trustees:
      Robert J. Birnbaum                         16,900,921           514,197
      Tom Bleasdale                              16,884,206           530,912
      John Carberry                              16,901,938           513,180
      Lora S. Collins                            16,909,573           505,545
      James E. Grinnell                          16,904,365           510,753
      Richard W. Lowry                           16,884,545           530,573
      Salvatore Macera                           16,910,266           504,852
      William E. Mayer                           16,901,938           513,180
      James L. Moody, Jr.                        16,884,545           530,573
      John J. Neuhauser                          16,904,028           511,090
      Thomas E. Stitzel                          16,910,266           504,852
      Robert L. Sullivan                         16,880,885           534,234
      Anne-Lee Verville                          16,906,826           508,292

To amend fundamental investment policies regarding borrowing and lending:

                                    FOR              AGAINST          ABSTAIN
                                    ---              -------          -------
                                 14,170,344          359,566          955,576

To approve policies for a master fund/feeder fund structure:

                                    FOR              AGAINST          ABSTAIN
                                    ---              -------          -------
                                 14,041,848          361,903         1,081,735

                                      FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                            Year ended January 31
                                                   -------------------------------------------
                                                                      1999
                                                   Class A            Class B          Class C
                                                   --------           --------         -------
Net asset value -
   Beginning of period                             $  8.100           $  8.100          $8.100
                                                   --------           --------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.384              0.322           0.347(a)
Net realized and unrealized gain                      0.104              0.104           0.104
                                                   --------           --------          ------
   Total from Investment Operations                   0.488              0.426           0.451
                                                   --------           --------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.378)            (0.318)         (0.343)
In excess of net investment income                   (0.014)            (0.012)         (0.012)
From net realized gains                              (0.133)            (0.103)         (0.133)
In excess of net realized gains                      (0.003)            (0.033)         (0.003)
                                                   --------           --------          ------
Total Distributions
  Declared to Shareholders                           (0.528)            (0.466)         (0.491)
                                                   --------           --------          ------
Net asset value - End of period                    $ 8.0600           $  8.060          $8.060
                                                   --------           --------          ------
Total return (b)                                      6.25%              5.44%           5.76%(c)
                                                   --------           --------          ------

RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                          0.91%              1.66%           1.36%(a)
Net investment income (d)                             4.69%              3.94%           4.24%(a)
Portfolio turnover                                      21%                21%             21%
Net assets at end of period (000)                  $180,628           $ 59,789          $  698

(a) Net of fees waived by the Distributor which amounted to $0.024 per share and 0.30%
    annualized.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

----------------------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
Approximately 99.2% of the income distributions will be treated as exempt income for federal income tax purposes.

For the fiscal year ended January 31, 1999 the Fund earned $3,484,842 of long term capital gains of which none and $3,484,842 are 28% and 20% rate gains, respectively.
----------------------------------------------------------------------------------------------

                                   FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              Year ended January 31
                                                   -------------------------------------------
                                                                       1998
                                                   Class A            Class B          Class C(b)
                                                   --------           --------          ------
Net asset value - Beginning of period              $  7.810           $  7.810          $8.070
                                                   --------           --------          ------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (a)                             0.403              0.344           0.180(c)
Net realized and unrealized gain (loss)               0.352              0.352           0.090
                                                   --------           --------          ------
   Total from Investment Operations                   0.755              0.696           0.270
                                                   --------           --------          ------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income                           (0.406)            (0.347)         (0.180)
In excess of net investment income                   (0.003)            (0.003)         (0.004)
From net realized gains                              (0.056)            (0.056)         (0.056)
                                                   --------           --------          ------
Total Distributions
  Declared to Shareholders                           (0.465)            (0.406)         (0.240)
                                                   --------           --------          ------

Net asset value - End of period                    $  8.100           $  8.100          $8.100
                                                   --------           --------          ------
Total return (d)(e)                                   9.94%              9.13%           3.40%(f)
                                                   --------           --------          ------

RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                          0.90%              1.65%           1.37%(c)(h)
Net investment income (g)                             5.05%              4.30%           4.47%(c)(h)
Fees and expenses waived or borne by the
  Advisor (g)                                          --                 --              --
Portfolio turnover                                      14%                14%             14%
Net assets at end of period (000)                  $182,721           $ 59,160          $  206

(a) Net of fees and expenses waived or
      borne by the Advisor which amounted to:      $   --             $   --            $ --
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30%.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized. Had the Distributor not waived a portion of the distribution fee, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                                                                        FINANCIAL HIGHLIGHTS - CONT.

                                                                            Year ended January 31
                                                   ---------------------------------------------------------------
                                                              1997                                 1996
                                                   Class A            Class B           Class A            Class B
                                                   --------           -------           --------           -------

                                                   $  8.040           $ 8.040           $  7.390           $ 7.390
                                                   --------           -------           --------           -------


                                                      0.415             0.357              0.424             0.367

                                                     (0.234)           (0.234)             0.650             0.650
                                                   --------           -------           --------           -------

                                                      0.181             0.123              1.074             1.017
                                                   --------           -------           --------           -------


                                                     (0.411)           (0.353)            (0.424)           (0.367)

                                                       -                 -                  -                 -
                                                       -                 -                  -                 -
                                                   --------           -------           --------           -------

                                                     (0.411)           (0.353)            (0.424)           (0.367)
                                                   --------           -------           --------           -------

                                                   $  7.810           $ 7.810           $  8.040           $ 8.040
                                                   --------           -------           --------           -------
                                                      2.43%             1.66%             14.90%            14.05%
                                                   --------           -------           --------           -------


                                                      0.90%             1.65%              0.85%             1.60%
                                                      5.32%             4.57%              5.49%             4.74%

                                                      0.00%             0.00%              0.06%             0.06%
                                                        29%               29%                21%               21%

                                                   $184,221           $59,143           $207,759           $60,651



                                                   $  0.000           $ 0.000           $  0.005           $ 0.005

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                 Year ended January 31
                                                -----------------------
                                                         1995
                                                Class A         Class B
                                                --------        -------
Net asset value - Beginning of period           $  8.130        $ 8.130
                                                --------        -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (a)                          0.444          0.388
Net realized and unrealized loss                  (0.738)        (0.738)
                                                --------        -------
   Total from Investment Operations               (0.294)        (0.350)
                                                --------        -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income                        (0.446)        (0.390)
                                                --------        -------
Net asset value - End of period                 $  7.390        $ 7.390
                                                --------        -------
Total return (b)(c)                              (3.49)%        (4.21)%
                                                --------        -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                          0.72%          1.47%
Net investment income                             5.93%          5.18%
Fees and expenses waived or borne by
  the Advisor                                     0.12%          0.12%
Portfolio turnover                                  58%            58%
Net assets at end of period (000)              $193,303        $53,973

(a) Net of fees and expenses waived or borne
    by the Advisor which amounted to:          $  0.009        $ 0.009
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL MASSACHUSETTS TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Massachusetts Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
Boston, Massachusetts
March 11, 1999

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ......... press  [1]

For account information .......................................... press  [2]

To speak to a service representative ............................. press  [3]

For yield and total return information ........................... press  [4]

For duplicate statements or new supply of checks ................. press  [5]

To order duplicate tax forms and year-end statements ............. press  [6]
(February through May)

To review your options at any time during your call .............. press  [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

LIBERTY TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Massachusetts Tax-Exempt Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Massachusetts Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Massachusetts Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and the most recent copy of Liberty Funds Distributor's Performance Update.



* Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds
  - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o  NEWPORT o STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                   MA-02/680G-0199 (3/99) 99/279